imageware

Investor Presentation

June 2021



Our mission is to protect your identity by embedding biometrics technologies – safeguarding access to your data, products, services and facilities.

Forward-Looking Statements

This presentation contains certain statements that are, or may be deemed to be, "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements included herein, other than statements that relate solely to historical fact, are "forward-looking statements." Such statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events, or any statement that may relate to strategies, plans or objectives for, or potential results of, future operations, financial results, financial condition, business prospects, growth strategy or liquidity, and are based upon management's current plans and beliefs or current estimates of future results or trends. Forward-looking statements can generally be identified by phrases such as "believes," "expects," "potential," "continues," "may," "should," "seeks," "predicts," "anticipates," "intends," "projects," "estimates," "plans," "could," "designed," "should be" and other similar expressions that denote expectations of future or conditional events rather than statements of fact. The expectations, beliefs and projections are expressed in good faith and we believe that there is a reasonable basis for them. However, there can be no assurance that these expectations, beliefs and projections will result or be achieved.

There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements contained in this presentation. These risks and uncertainties are described in our Annual Report on Form 10-K for the year ended December 31, 2020 and our Quarterly Report on Form 10-Q, and include, but are not limited to, risks and uncertainties relating to the absence of available or sufficient capital to execute the Company's business plan and changes in economic or other conditions that may change demand for the Company's products and services and other factors. There may be other factors not presently known to us or which we currently consider to be immaterial that may cause our actual results to differ materially from the forward-looking statements.

All forward-looking statements attributable to us or persons acting on our behalf apply only as of the date of this presentation and are expressly qualified in their entirety by the cautionary statements included in this presentation. Except to the extent required by law, we undertake no obligation to update or revise forward-looking statements to reflect events or circumstances after the date such statements are made or to reflect the occurrence of unanticipated events.

Imageware® uses paid services of investor relations organizations to promote the Company to the investment community. Investments in any company should be considered highly speculative and prior to acquisition, should be thoroughly researched.

Who We Are

imageware
OTCQB: IWSY

Imageware identifies, verifies and authenticates who people are, not just what keys and codes they have. Our Cloud-based, multimodal biometric solutions provide faster, accurate identification to better secure communities, data and assets. Imageware solutions are trusted globally by government agencies, law enforcement and private enterprises. Imageware: Identity with Biometric Certainty.

Enterprise			Law Enforcement		
Banks & Credit Unions	Education	Real Estate	State & Local	Federal	Public Safety

- **25 Patents Issued, 15 Pending:** Preeminent patent holder of multimodal IP, with many of the most-cited patents in the industry
- Dedicated **US Research** and **Development facility**
- Our **Biometric Engine (BE)** revolutionized the biometrics market - no middleware, no hardware dependencies, the most accurate and fastest biometrics matching engine in the industry

- **Worked with hundreds of government** agencies and organizations globally over 30 years including DoD, Dept Army, Dept Navy, FBI, CIA, International TSA, Dept of Veterans Affairs
- **Millions of identities under management**

Our History

imageware

OTCQB: IWSY

- **1987** — ImageWare Systems Founded w/ Electronic Photobooth
- **1995** — Launched EPI Suite (Smart Badges)
- **1998** — Launched Law Enforcement Platform
- **2000** — IPO
- **2005** — Launched Biometric Engine
- **2014** — Launched GoVerifyID
- **2018** — Nantahala Capital Management Investment
- **2020** — New Executive Leadership & Board
- **2021** — Launched Imageware Authenticate

FUTURE

- **2021** — Launched Imageware Law Enforcement Platform 2.0
- **2021** — Launched Self Sovereign Identity

The Problem: Consumers, Business, & Government are Getting Hacked

imageware
OTCQB: IWSY



CNBC
HOW THE
BIGGEST HACK
OF 2020
WENT DOWN
solarwinds

SolarWinds Hack stole data from Government, Enterprise, & Consumer:

Pentagon, DHS, DOE, Treasury, Microsoft, Cisco, Intel, Deloitte, and 18k Consumers



Microsoft

Microsoft Email Hack

Compromised over 20,000 US organizations



Hacker breached Florida's Water Treatment System

Tried to poison the water supply, which could have killed millions of people



Verkada Security Cameras Hacked

Accessed 150,000 cameras in Tesla factory, Cloudflare offices, Equinox gyms, Jails, Hospitals, Schools, and more

$945B lost to cybercrime in 2020

The Imageware Solution

imageware
OTCQB: IWSY

- Biometric Multifactor Authentication for both physical and logical access to your data, products, services, and facilities
- Multimodal biometrics with more than 10 biometrics (ex: finger, face, voice, iris, palm, etc.)
- One-of-a-kind, patented Biometric Engine (database) and biometric fusion (meld multiple biometrics increasing accuracy of results)
- Modernized Cloud-based, Hybrid-Cloud and On-Premise platform architecture
- Anti-spoofing and liveness detection (prevent false ID)
- Large scale, biometric identity programs



Our Solutions

imageware
OTCQB: IWSY

Imageware Identity Platform

Enroll & Identify	Badge & Credential	Authenticate
imageware PROOFING — Prove someone's identity from their biometrics, ID, and credit agency data	imageware EPI — Design, Build, & Print Smart Badges	imageware AUTHENTICATOR — Use your biometrics to log in from any device
imageware QUICKCAPTURE — Capture biometrics in a Livescan system		
imageware QUICKID — Identify someone in seconds from their biometrics		

- Enterprise Focus (PROOFING, EPI, AUTHENTICATOR)
- Law Enforcement / Public Safety Focus (QUICKCAPTURE, QUICKID)

Powered by BiometricEngine

Biometric Engine (BE)

imageware
OTCQB: IWSY

Our BE provides real-time identity authentication and identification, processing multiple biometric factors - it's fast, accurate, and critically secure



Enrollment Station
Verification Station
IWS Biometric Engine
Verification Station
Biometrics

- Proven scale: hundreds of millions of identities
- Multimodal biometric matching in seconds
- Pair multiple biometrics together with Biometric Fusion
- Plug-and-play architecture to easily adopt new algorithms
- Easy integration to applications across industries
- Tested and trusted by government agencies
- Embedded in all Imageware solutions
- Licensed to many customers as an embedded engine

Platform Enables Cross-Industry Options

imageware
OTCQB: IWSY

	Identity Onboarding	Law Enforcement & Public Safety
Products	imageware PROOFING; imageware AUTHENTICATOR; imageware EPI	imageware AUTHENTICATOR; imageware QUICKCAPTURE; imageware EPI; imageware QUICKID
Target Market	• Financial Services • Education • Real Estate • State Retirement / Labor / DMV	• State / Local Law Enforcement Agencies • State prisons / corrections • Federal Agencies (Border Control, FBI, DHS, DoD)
Geographies	• North America (USA, Canada, Mexico) • Latin / South America	• North America (USA, Canada, Mexico) • Latin America
Tactics	• Target workforce of local companies • Grow from workforce to consumers (>10k customers) • Grow partner ecosystem (GSI's & embedded resellers)	• Upsell existing customer base to LE 2.0 • Grow new customer base with mobile solutions • Target large metro or federal agencies with SI's

Sales: Application Use by Industry

imageware
OTCQB: IWSY

	Main Use Cases	imageware PROOFING	imageware EPI	imageware AUTHENTICATOR	imageware LAW ENFORCEMENT
Financial Services	• Workforce onboarding and login • Customer KYC & AML	✔	✔	✔	
Education	• Student verification • Student secure login	✔	✔	✔	
Real Estate (Rental)	• Applicant identity proofing • Renter secure login	✔		✔	
Telco	• SIM Activation (KYC) • Customer secure login	✔	✔	✔	
State Retirement / Labor Agencies	• Citizen ID Proofing • Citizen secure login	✔	✔	✔	
State/Local Law Enforcement Agencies (PD, SD, DOC)	• Booking Perpetrators • Identifying People in the Field		✔	✔	✔
Federal Agencies (Border Control, FBI, DHS, DoD)	• ID people in the field • Secure entry to application & facilities		✔	✔	✔

IP Strategy

Extensive Patent Portfolio

Issued:

25

Pending:

15

Covering:

- Multimodal Biometric Platform
- Biometric Data Optimization
- Biometric Fusion
- Conditional and Situational Biometric Authentication
- Biometric MFA
- Anonymous Biometric Enrollment and Authentication

imageware

OTCQB: IWSY

Licensing and Co-development Opportunities

Many of the most cited patents in the industry

Map forward citations to identify potential joint venture or co-development partners and / or pursue licensing strategies

Expansion of IP Portfolio

Develop internal invention culture through development of strategic areas, invention submittal / analysis processes and IP education

Backed By Best-of-Breed Partnerships

imageware
OTCQB: IWSY

Relationships Forged to Co-Innovate Biometric Identity Software Infrastructures

IBM

22nd Century Workforce Solutions, Inc.

LAXTON

Contactable

TATA

Safe-t
Zero Trust, The Right Way.

Backed by Identity Industry Leaders

Trusted and Tested by the Industry's Leading Authorities and Analysts

Gartner 2016 Cool Vendor

FORRESTER

NIST
National Institute of Standards and Technology
U.S. Department of Commerce

Competitive Landscape

imageware
OTCQB: IWSY

imageware QUICKID

imageware AUTHENTICATOR

Differentiators

QUICKID

- ID a person in seconds, not minutes
- Biometric fusion
- First automated biometric capture system
- Modernized architecture for Hybrid Cloud
- Hardware agnostic

AUTHENTICATOR

- Multimodal biometric authentication
- Biometrics in the Cloud – mobility across all devices
- Passive anti-spoofing
- Integrated ID proofing

Top Competitors

IDEMIA, THALES, DataWorks Plus, NEC

okta, Ping Identity, VERIDIUM, onelogin, AWARE, Google Authenticator, DUO, Daon, HYPR

Why Imageware Wins Deals

imageware
OTCQB: IWSY

1. **Successful history** with global government agencies for over 30 years
2. Multimodal biometrics in the **Cloud** (>10 biometrics such as finger, face, voice, iris, palm, etc.)
3. **Seamless identity proofing** for over 1,000 government issued ID's
4. **Speed & accuracy** of biometric identification
5. Market **leading patents** for Biometric Engine and Biometric Fusion
6. Anti-spoofing and liveness **detection** (prevent false ID)
7. Customer **ownership of data**
8. **Open & extensible** solution architecture



Aruba Bank

Remote Workforce Authentication

Business Problem

- COVID forced WFH for most employees
- Needed way to ensure higher degree of identity assurance
- Must protect critical & confidential business and customer data

Solution

Leveraged Imageware Authenticator to:

- Authenticate with biometrics just by using cell phone camera
- Easily integrate into the Palo Alto VPN system
- Leveraged Microsoft Active Directory
- Deployed in less than 2 weeks

Business Value Delivered

- Quickly controlled access for all devices Strengthened network perimeter


imageware
OTCQB: IWSY

Global Payments Leader

Healthcare Visit Verification

Business Problem

- Difficult to verify that home healthcare services were provided to client
- Existing authentication platform made it difficult to register new users and remove outgoing clients

Solution

Leveraged Imageware Authenticator to:

- Authenticate patients with voice
- Easily integrate into their existing call center
- Easily expanded to other biometrics after voice

Business Value Delivered

- Reduced costs of authentication/verification of services delivered
- Minimized risk of fraud
- Improved responsiveness to patients (end customers)
- Improved efficiency of their home & community-based services


imageware
OTCQB: IWSY
We delivered **$12 Million** in program savings for the state of Oklahoma within two years of statewide implementation

Imageware EPI

Department of Veteran's Affairs

Business Problem

- Need a way to easily create secure, personalized biometric Personal Identity Verification (PIV) cards for employees to ensure secure physical and logical access
- Data security is of utmost importance, ensuring HIPAA compliance

Solution

Imageware EPI and Imageware Biometric Engine provides:

- Biometric PIV Cards encoded with 4 certificates, facial, and fingerprint information
- Easy integration into LDAP directory
- 400,000 identities securely enrolled and managed over 225 sites

Business Value Delivered

- Secure patient and employee information, backed by industry leading biometric technology
- Easy design and creation of biometric PIV cards for employee access
- Largest HSPD-12 (Homeland Security Presidential Directive 12) Agency Deployment


imageware
OTCQB: IWSY
DEPARTMENT OF
VETERANS AFFAIRS
TO CARE FOR HIM WHO SHALL
HAVE BORNE THE BATTLE AND
FOR HIS WIDOW, AND HIS ORPHAN
A. LINCOLN

Growth Strategy

imageware
OTCQB: IWSY

Growing Sales Pipeline

- Increased marketing activity within Enterprise & Law Enforcement/Public Safety verticals
- Growing sales team

Modernized Law Enforcement Platform in 2021

- Vast opportunity with robust prospects; low-churn and strong margins
- Current presence in the State, Local, and Education Government Agencies (SLED) market is in 100 departments - leveraging expertise into the 18,000 domestic departments
- Scalable - from two to 30,000 badged officers

New SaaS Contract Models

- Reduced churn, higher margin, greater lifetime values

Driving Revenue in Enterprise

- Launched Imageware Authenticate (previously GoVerifyID) in Feb 2021
- Revamped Business Partner Program

Financial Highlights

imageware
OTCQB: IWSY

From 2018 to 2020:

9%
Increased total revenues

6%
Decrease in OPEX

21%
Increased operating margin

42%
EBIT increased

Total Revenue and EBIT (YoY)



6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
2,000,000
4,000,000
6,000,000
8,000,000
10,000,000
12,000,000
14,000,000
2018
2019
2020
Total Revenue
EBIT

Total Operating Expenses, and Operating Margin (YoY)



15,500,000
15,000,000
14,500,000
14,000,000
13,500,000
13,000,000
12,500,000
12,000,000
11,500,000
2018
2019
2020
Operating Expenses

Key Investment Highlights

imageware
OTCQB: IWSY

1

Growing Addressable Market

Biometrics & MFA Market Expected To Reach $105 Billion By 2027 (17.2% CAGR)

2

Well Protected & Robust Biometrics Solutions

Most Secure, Most Accurate & Fastest Biometrics Backed By Portfolio Of Patents

3

Attractive SaaS Model

Diversified Customer Base With High Maintenance Renewal Rates (95%), Strong Margins Under SaaS Model

4

Strong Growth Prospects

Several Opportunities Within Government (18k Law Enforcement Agencies) & Enterprise Markets

5

Experienced Executive Team

Over 90 Years Of Combined Senior Executive Experience

2021 Milestones Driving Increasing Revenues

- **Q1**: IP monetization plan outline developed by end of the quarter
- **Q2**: LE (Law Enforcement) product modernization to be completed in June
- **Q3**: Anticipate first IP licensing by the end of the quarter
- **Q4**: Biometric smart card update to be completed in December

Meet the Team

imageware
OTCQB: IWSY



Kristin Taylor

Chairperson, President & CEO

Career with Qualcomm, IBM and MediaTek. Specializes in driving revenue through Business Development, Strategic IP and Analyst Relations



Mark Blackman

VP of Product

Broad experience encompassing Product Management, Engineering, IT, Business Development and Intellectual Property strategy



Sudheer Koganti

VP of Engineering

Deep technical expertise in Software space leading and building a wide variety of successful products across Embedded, Mobile and Cloud



AJ Naddell

VP of Go-To-Market, Portfolio Strategy, Sales

Career with BYD and IBM. Recognized for successfully developing new solutions rapidly in addition to advancing revenue-driving go-to-market programs and solutions for products including Cloud, AI and IoT applications

imageware

Imageware
Identity with Biometric Certainty



(OTCQB: IWSY)

Tom Colton

Gateway Investor Relations

949-574-3860

IWSY@gatewayir.com